OMB APPROVAL
OMB Number: 3235-0570
Expires: September 31, 2007
Estimated average burden
hours per response: 19.4

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-08071

     Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code:      (212) 632-6000

Date of fiscal year end:        12/31

Date of reporting period:      6/30/08

ITEM 1. REPORTS TO STOCKHOLDERS.
Lazard Retirement Series Semi-Annual Report
U.S. Equity	International Equity	Emerging Markets
Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity
Lazard Retirement U.S. Small Cap Equity Portfolio		Portfolio
June 30, 2008

Lazard Retirement Series, Inc.

Shares of the Portfolios are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc., you may obtain the prospectus by calling 800-887-4929, or online, at www.LazardNet.com. Read the prospectus carefully before you invest. The prospectus contains investment objectives, risks, charges, expenses and other information about Portfolios of Lazard Retirement Series, Inc., which may not be detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Lazard Retirement Series, Inc.
Investment Overviews

World Markets Overview

U.S. Equities: Volatility Reigns

Stocks experienced significant volatility during the first quarter of 2008, as disappointing economic data, including a slowdown in consumer spending and continued deterioration of the housing market, further weakened the outlook for U.S. economic growth. These factors contributed to the first quarter of 2008 being one of the worst starts to a year since 2001. Despite the U.S. Federal Reserve’s (the Fed) efforts to mitigate liquidity concerns within the financials sector, the sector continued to weaken, as highlighted by the run on Bear Stearns. As a result, the Fed became more aggressive, cutting the federal funds rate by 200 basis points during the quarter, and, for the first time in recent history, extending lending facilities to non-bank financial institutions (such as brokers). The rally that began in mid-March in the aftermath of the near-collapse of Bear Stearns continued until mid-May. During this period, stocks generated sizeable gains, and almost eliminated their losses for the year-to-date, powered in particular by the surging energy and materials sectors. However, investor optimism proved to be misplaced as equities fell heavily from mid-May to the end of the second quarter as concerns weighed on investor sentiment. Among these worries was the price of oil, which climbed unchecked to breach $140 per barrel towards the end of June, contributing to concerns that the economy may be entering a stagflationary period of lower growth and higher inflation. In addition, home prices continued to record significant decreases, and a key U.S. consumer confidence measure touched a 16-year low. Comments from Fed officials implied a greater focus on inflationary pressures, shifting investor expectations from further rate cuts to potential rate increases.

From a sector perspective, concerns about the health of financials continued. Financials stocks were the hardest hit by far due to fears that the credit crisis was not over, and investor expectations of further losses from additional write-offs. Moreover, the downward housing spiral and rising energy costs continued to weigh on consumer discretionary stocks. Information technology stocks were also weak due to concerns that corporations were slowing their spending on technology. While traditionally defensive sectors such as consumer staples and utilities outperformed during the period, the energy and materials sectors led the markets on to record energy and commodity prices.

International Equities: Japan is the Leader

International equity markets fell sharply in January, with little recovery through the end of the first quarter. With credit and macroeconomic conditions continuing to deteriorate, there was a broad-based reduction in equity values, as risk premiums rose across the market. While markets attempted to rally during April and May, with credit and macroeconomic conditions continuing to deteriorate, equities fell sharply in June to end the half down. While economic data from the United States remained weak, we saw a sharp slowdown in consumer and construction activity in many previously-resilient European economies. European economies were hurt by the combined effect of tightening credit, falling asset prices and rising inflation on the prices of essential expenditures such as food, electricity and gasoline. We believe that rising prices are constraining the willingness of European central banks to cut interest rates, despite worsening economic activity. In most emerging markets, inflation, and thus interest rates, have been heading sharply higher, leading to fears of a slowdown in emerging-market demand. Yet demand has been sufficient thus far, and supply adequately constrained, to result in a substantial rise in some commodity prices, particularly in oil, iron ore, and coal.

In sector terms, financials were very weak as the extent of potential credit issues and the amount of capital needed to rebuild balance sheets became clearer. Retail and automotive stocks suffered from consumer fears, as did the consumer staples sector, as the market began to reflect general concerns about the resilience of demand in developed and emerging markets in the face of steep price increases. However, faith in the market for commodities (including oil and steel) has remained strong, founded on continued high infrastructure spending and ongoing issues around supply. The utilities sector started to follow the rising power prices, while pharmaceutical stocks began to show some defensive characteristics. Geographically, emerging markets continued to sell off due to fears over inflation and growth, while the best-performing major market was Japan, driven to a large degree by the strong balance sheets and the strong financials sector in this market.

Lazard Retirement Series, Inc.
Investment Overviews (continued)

For the first half of 2008, international large-cap stocks slightly underperformed international small-cap stocks, returning (10.96)%, as measured by the Morgan Stan-ley Capital International (MSCI®) Europe, Australasia, and Far East (EAFE®) Index, while international small-cap stocks returned (10.48)%, as measured by the MSCI EAFE Small Cap Index.

Emerging Markets Equities: Volatility Reaches the Emerging Economies

Shares in the developing world experienced a very volatile, and overall weaker market environment during the first half of 2008. World markets, especially the U.S. capital markets, had to contend with extreme price movements in many fixed income and bank instruments, as the Fed used powers it has not utilized for decades. The major outcome was the role it played in arranging an acquisition of Bear Stearns by JPMor-gan Chase. While markets rebounded significantly in April and May, as investors’ fears about a U.S. recession and financial crisis receded, worries about high commodity prices and inflation pushed markets sharply lower in June. The MSCI Emerging Markets Index fell by 11.76% over the six-month period ended June 30, 2008. Helped by strong commodity prices, especially crude oil, which hit a new all-time high during the period, shares in Latin America outperformed Eastern Europe. The weakest performance was experienced in Asia.

Apart from the relatively expensive markets of Chile and the domestically-focused market of Colombia, all other Latin American equity markets were positive for the year-to-date. The more commodity-sensitive markets of Argentina and Brazil were helped a great deal by energy companies Petrobras and Tenaris, which rose sharply. Brazilian equities also benefited from two credit agency upgrades, Standard & Poor’s and Fitch Ratings. Mexico, which is more dependent on U.S. demand, did not perform as well.

A wide divergence in returns was recorded across Eastern European, Middle Eastern and African markets. Strong commodity prices helped Russian equities reduce their losses, with official announcements of lower corporate taxes serving as a means to offset the effect of falling oil production. Offsetting this trend was weakness in the previously-strong markets of Poland, where investors noted the relative absence of attractive valuations. Sharp drops were recorded in Turkey, whose economy is dependent on foreign capital, and which was plagued by high inflation, political instability, and an army that was active in northern Iraq.

None of the emerging markets in Asia ended the year-to-date with positive returns. Large-scale profit taking occurred in China and India, as investors became concerned about inflationary pressures. Somewhat more stable political situations in both Taiwan and Thailand resulted in smaller losses in those countries.

By sector, materials and energy stocks performed particularly better than the index over the six-month period. Significant underperformers included the industrials and financials sectors.

Lazard Retirement U.S. Strategic Equity Portfolio

For the six months ended June 30, 2008, Lazard Retirement U.S. Strategic Equity Portfolio Service Shares posted a total return of (10.23)%, as compared with the (11.91)% return for the S&P 500® Index.

For the Lazard Retirement U.S. Strategic Equity Portfolio, outperformance was primarily driven by positive stock selection in the financials, health care, and energy sectors. In the sector, Public Storage announced better-than-expected earnings due to cost synergies associated with the acquisition of competitor Shurgard Self Storage. Public Storage also raised its quarterly dividend by 10.0% . We have also added to performance by avoiding many of the financials stocks that were most directly impacted by subprime credit issues in the United States. We retain underweight positions in companies engaged in credit extension, as they face an increasing need to raise more capital to restore their balance sheets. Banks in particular, regardless of their size, have come under strong pressure in recent months, as investors are concerned about their capital adequacy and dilution risk through capital infusion. In health care, Wyeth outperformed during the quarter following news that its most recent earnings were better than expected. The stock also reacted well after the announcement of positive results for its Alzheimer’s drug. In energy, Massey Energy continued to perform well due to rising coal prices, particularly metallurgical coal, which is used in the process of steelmaking. Conversely, stock selection in

Lazard Retirement Series, Inc.
Investment Overviews (continued)

the consumer discretionary sector detracted from performance, as shares of R.H. Donnelley and Idearc, publishers of the Yellow Pages directories, sharply declined. R.H. Donnelley reported revenues below expectations, and management’s guidance for next year was disappointing. The decline in sales was more than had been forecast, which had a pronounced impact on the company’s relatively high debt levels. As a result, we sold both positions. Stock selection in the telecom services sector also hurt performance. Shares of Sprint Nextel continued to decline, as the company’s efforts to retain subscribers have not been effective, and management’s outlook for next quarter subscriber losses were worse than expected. We exited the position due to deteriorating fundamentals of the company.

Lazard Retirement U.S. Small Cap Equity Portfolio

For the six months ended June 30, 2008, Lazard Retirement U.S. Small Cap Equity Portfolio Service Shares posted a total return of (8.92)%, as compared with the (9.37)% return for the Russell 2000® Index.

The first half of the year was volatile, as the market sold-off throughout the first quarter, rebounded in April and May, and then pulled back sharply in June. The energy sector, the only sector posting a positive return, continued to lead the Russell 2000 Index and returned over 40% for the year to date. All other sectors were negative, with the majority returning -10% or worse.

The primary drivers of the Portfolio’s performance for the first half were stock selection in the materials sector, and underweight positions in the financials and consumer discretionary sectors. Stock selection and an overweight exposure to the energy sector also contributed to returns. Conversely, stock selection in the health care sector, and an overweight position in the telecom services sector, were the main detractors for the period.

The materials sector was the largest source of return, as Olympic Steel, a processor and distributor of steel products, and Schnitzer Steel Industries, a steel scrap recycling operation, were both up over 40% due to strong demand for steel products. Flotek Industries, a specialty materials and oil field services company, also posted strong results, as the company rebounded from its March lows.

Financials stocks were the weakest performing in the Index; however, we were able to add value through an underweight position in the sector. We remain selective about which companies to own, as we are trying to limit exposure to balance sheet risk. We continue to find opportunity in real estate investment trusts (REITs) and non-bank financials, as evidenced by the performance of REIT holdings, Digital Realty Trust and Mid-America Apartment Communities. We continue to focus on higher-quality companies with earnings visibility, and have limited exposure to many of the companies that sold-off significantly during the period.

Stock selection in the energy sector was positive, as many companies posted strong returns. Goodrich Petroleum, an oil and gas exploration and production company, more than doubled as expectations grew for one of its newer natural gas properties. Foundation Coal Holdings and Alpha Natural Resources, both domestic coal producers, also posted strong results. The companies continue to see strong demand and improved pricing for coal. Several of our other oil service companies, such as Dril-Quip, Oceaneering International and W-H Energy Services, also did well, as demand remains strong for oil field services.

Within the health care sector, Air Methods, a provider of emergency transport services, was down on missed earnings due to increasing fuel costs and poor weather conditions. A helicopter crash late in the second quarter further worried investors. We believe prospects remain strong for the company, and continue to hold the stock. Five Star Quality Care, an operator of senior living centers, also disappointed, primarily due to declining occupancy concerns as seniors are having a difficult time selling their homes to move into Five Star facilities.

Lazard Retirement International Equity Portfolio

For the six months ended June 30, 2008, Lazard Retirement International Equity Portfolio Service Shares posted a total return of (12.73)%, as compared with the (10.96)% return for the MSCI EAFE Index.

While we were disappointed with the Portfolio performance during the first half, there were some positive aspects. The Portfolio benefited from an underweight position and stock selection in the financials sector. Performance was also aided by an

Lazard Retirement Series, Inc.
Investment Overviews (continued)

overweight exposure to, and stock selection in, the energy sector. The main drivers in this sector were Tenaris and Total. The high price of oil benefited Tenaris, as it sells pipes to the oil industry. Tenaris also reacted positively to speculation that the United States might restrict the import of similar Chinese pipes. Total bounced back from earlier weakness. Though the company’s results were in-line with expectations, we believe that Total stands to benefit from the price of oil as long as it continues to trade above $75 per barrel.

Conversely, sector allocation and stock selection in the materials sector hurt performance. The overall lack of exposure to the major mining companies limited the Portfolio’s participation in the global commodities boom, as the major mining companies negotiated, in the first quarter, an agreement to supply coking coal at nearly double the price of a year ago. Performance also suffered from an underweight position and stock selection in the industrials sector. Notably, shares of Siemens, a large German industrial holding, lagged as earnings reports and announcements have shown that the company’s restructuring will be a longer process than some investors had expected. However, we feel significant value could be added by bringing Siemens’ profitability in line with global peers, and believe that management’s strategy to accomplish this is sound.

We believe that the recent volatility has created opportunities among high-quality franchises. We also believe that the Portfolio is well positioned for such an environment due to our focus on consistently profitable, high-quality companies.

Lazard Retirement Emerging Markets Equity Portfolio

For the six months ended June 30, 2008, Lazard Retirement Emerging Markets Equity Portfolio’s Service Shares posted a total return of (8.07)%, while Investor

Shares posted a total return of (7.97)%, as compared with the (11.76)% return for the MSCI Emerging Markets Index.

For the first half, performance benefited from stock selection, led by the industrials, consumer discretionary and information technology sectors. Geographically, stock selection in India added to returns, as did an overweight exposure to Argentina and an underweight exposure to China. Positive performance was recorded in Tenaris, an Argentinean oil pipe manufacturer, due to investors’ optimism regarding its business trends. Shares of Israel Chemicals, an Israeli potash producer, benefited from higher potash prices. Exceptional performance was also recorded in Aquarius Platinum, a South African platinum producer, based on higher platinum prices.

Conversely, the Portfolio’s underweight exposure to the energy sector subtracted value. Stock selection within the telecom services sector, and within South Africa, also hurt performance. Shares of South African-based transportation group Imperial Holdings dropped over political concerns and fears of lower profitability due to higher interest rates. Grasim Industries, an Indian supplier of raw materials for the construction industry, performed poorly due to weaker-than-expected results in their viscose staple fiber business, as well as government intervention on cement exports and cement pricing. Shares in Turkcell, a leading Turkish cellular operator, finished lower due to the weak performance of Turkey’s market over the period.

Following this recent sharp correction, we are now constructive rather than neutral in the short term. We remain positive in the medium and longer term, as we believe attractive relative value opportunities exist, and we anticipate further positive fundamentals.

Lazard Retirement Series, Inc.
Investment Overviews (concluded)

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of June 30, 2008; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will have not been repurchased. The specific portfolio securities may in aggregate represent only a small percentage of each Portfolio’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

Lazard Retirement Series, Inc.
Investment Overviews
(unaudited)

Lazard Retirement U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of
Lazard Retirement U.S. Strategic Equity Portfolio and S&P 500® Index*

Retirement U.S. Strategic Equity Portfolio Service Shares	$13,354
S&P 500 Index	13,286

Average Annual Total Returns* Periods Ended June 30, 2008
	One	Five	Ten
	Year	Years	Years
Retirement U.S. Strategic Equity Portfolio
Service Shares	(16.47)%	6.49%	2.93%
S&P 500 Index	(13.12)	7.58	2.88

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2007, the Portfolio was known as Lazard Retirement Equity Portfolio and had a different investment strategy.

Lazard Retirement Series, Inc.
Performance Overviews (continued)
(unaudited)

Lazard Retirement U.S. Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of
Lazard Retirement U.S. Small Cap Equity Portfolio and Russell 2000® Index*

Retirement U.S. Small Cap Equity Portfolio Service Share	$18,719
Russell 2000 Index	17,122

Average Annual Total Returns* Periods Ended June 30, 2008
	One	Five	Ten
	Year	Years	Years
Retirement U.S. Small Cap Equity Portfolio
Service Shares	(19.96)%	7.55%	6.47%
Russell 2000 Index	(16.19)	10.28	5.52

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reim- bursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2008, the Portfolio was known as Lazard Retirement Small Cap Portfolio.

Lazard Retirement Series, Inc.
Performance Overviews (continued)
(unaudited)

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement
International Equity Portfolio and Morgan Stanley Capital International (MSCI®) Europe,
Australasia and Far East (EAFE®) Index*

Retirement International Equity Portfolio Service Shares	$16,184
MSCI EAFE Index	19,915

Average Annual Total Returns* Periods Ended June 30, 2008
	One	Five	Ten
	Year	Years	Years
Retirement International Equity Portfolio
Service Shares	(9.63)%	12.39%	5.02%
MSCI EAFE Index	(10.61)	16.65	7.26

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The Portfolio’s inception date was September 1, 1998.

Lazard Retirement Series, Inc.
Performance Overviews (concluded)
(unaudited)

Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement
Emerging Markets Equity Portfolio and MSCI Emerging Markets Index*

Retirement Emerging Markets Equity Portfolio Service Shares	$39,633
MSCI Emerging Markets Index	41,265

Average Annual Total Returns* Periods Ended June 30, 2008
	Service Shares			Investor Shares
	One	Five	Ten	One	Since
	Year	Years	Years	Year	Inception†
Retirement Emerging Markets Equity
Portfolio**	4.14%	31.77%	14.76%	4.41%	15.29%
MSCI Emerging Markets Index	4.63	29.71	15.21	4.63	14.08

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reim- bursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2008, the Portfolio was known as Lazard Retirement Emerging Markets Portfolio.

**	The performance of Service Shares may be greater than or less than the performance of Investor Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Investor Shares was May 1, 2006.

Lazard Retirement Series, Inc.
Information About Your Portfolio’s Expenses
(unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2008 through June 30, 2008 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing Account Value.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	1/1/08	6/30/08	1/1/08 - 6/30/08	1/1/08 - 6/30/08
Retirement U.S. Strategic Equity Portfolio
Service Shares
Actual	$1,000.00	$ 897.70	$5.90	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.27	1.25%
Retirement U.S. Small Cap Equity Portfolio
Service Shares
Actual	$1,000.00	$ 910.80	$5.94	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.27	1.25%
Retirement International Equity Portfolio
Service Shares
Actual	$1,000.00	$ 872.70	$5.34	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$5.76	1.15%
Retirement Emerging Markets Equity Portfolio
Service Shares
Actual	$1,000.00	$ 919.30	$7.15	1.50%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.41	$7.52	1.50%
Investor Shares
Actual	$1,000.00	$ 920.30	$5.98	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.64	$6.28	1.25%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect one-half year period).

Lazard Retirement Series, Inc.
Portfolio Holdings Presented by Sector
June 30, 2008 (unaudited)
	Lazard	Lazard	Lazard	Lazard
	Retirement	Retirement	Retirement	Retirement
	U.S. Strategic	U.S. Small Cap	International	Emerging
	Equity	Equity	Equity	Markets Equity
Sector*	Portfolio	Portfolio	Portfolio	Portfolio
Consumer Discretionary	9.7%	8.7%	4.0%	12.7%
Consumer Staples	16.7	—	16.9	9.7
Energy	13.0	10.2	12.4	6.7
Financials	11.8	12.2	19.8	18.6
Health Care	13.9	12.3	10.7	—
Industrials	10.0	16.6	8.7	7.8
Information Technology	16.9	19.0	5.7	12.5
Materials	4.5	5.8	2.2	14.0
Telecommunication Services	1.9	3.3	8.9	10.2
Utilities	1.6	0.5	7.2	1.9
Short-Term Investments	—	11.4	3.5	5.9
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Lazard Retirement Series, Inc.
Portfolios of Investments
June 30, 2008 (unaudited)

Description	Shares	Value
Lazard Retirement U.S. Strategic Equity Portfolio
Common Stocks—98.7%
Alcohol & Tobacco—4.3%
Altria Group, Inc.	1,100	$22,616
Molson Coors Brewing Co., Class B	900	48,897
Philip Morris International, Inc. (a)	840	41,488
Reynolds American, Inc.	1,120	52,270
		165,271
Automotive—0.8%
The Goodyear Tire & Rubber Co. (a)	1,650	29,420
Banking—3.0%
Bank of America Corp.	1,242	29,647
Bank of New York Mellon Corp.	2,300	87,009
		116,656
Cable Television—2.3%
Comcast Corp., Class A	4,820	90,423
Chemicals—1.5%
The Dow Chemical Co.	1,620	56,554
Computer Software—6.9%
Microsoft Corp.	7,000	192,570
Oracle Corp. (a)	2,300	48,300
Symantec Corp. (a)	1,200	23,220
		264,090
Drugs—6.9%
Barr Pharmaceuticals, Inc. (a)	1,060	47,785
Merck & Co., Inc.	1,350	50,881
Pfizer, Inc.	1,100	19,217
Wyeth	3,100	148,676
		266,559
Electric—1.6%
American Electric Power Co., Inc.	1,500	60,345
Energy Integrated—11.2%
Chevron Corp.	740	73,356
ConocoPhillips	1,180	111,380
Exxon Mobil Corp.	1,200	105,756
Marathon Oil Corp.	850	44,090
Massey Energy Co.	850	79,687
Valero Energy Corp.	455	18,737
		433,006
Energy Services—1.6%
BJ Services Co.	1,945	62,123
Description	Shares	Value
Financial Services—3.1%
Citigroup, Inc.	2,685	$45,001
JPMorgan Chase & Co.	1,520	52,151
Visa, Inc.	275	22,360
		119,512
Food & Beverages—4.0%
Coca-Cola Enterprises, Inc.	2,930	50,689
Kraft Foods, Inc., Class A	2,496	71,011
Smithfield Foods, Inc. (a)	1,700	33,796
		155,496
Forest & Paper Products—3.4%
Ball Corp.	1,000	47,740
Kimberly-Clark Corp.	1,100	65,758
Louisiana-Pacific Corp.	1,960	16,641
		130,139
Housing—1.0%
Masco Corp.	2,530	39,797
Insurance—4.3%
Lincoln National Corp.	400	18,128
Marsh & McLennan Cos., Inc.	1,940	51,507
PartnerRe, Ltd.	585	40,441
The Allstate Corp.	1,240	56,532
		166,608
Leisure & Entertainment—3.7%
Brinker International, Inc.	2,660	50,274
News Corp., Class A	2,300	34,592
Time Warner, Inc.	3,770	55,796
		140,662
Manufacturing—8.8%
Dover Corp.	800	38,696
General Electric Co.	1,650	44,039
Honeywell International, Inc.	1,000	50,280
Pitney Bowes, Inc.	1,830	62,403
Textron, Inc.	840	40,261
The Boeing Co.	1,060	69,663
United Technologies Corp.	550	33,935
		339,277
Medical Products—6.8%
Boston Scientific Corp. (a)	5,040	61,942
Johnson & Johnson	3,110	200,097
		262,039
Metals & Mining—1.4%
Newmont Mining Corp.	1,000	52,160

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
June 30, 2008 (unaudited)

Description	Shares	Value
Lazard Retirement U.S. Strategic Equity Portfolio
(concluded)
Real Estate—1.8%
CBL & Associates Properties, Inc. REIT	1,260	$28,778
Public Storage REIT	500	40,395
		69,173
Retail—9.2%
CVS Caremark Corp.	1,790	70,830
Foot Locker, Inc.	2,110	26,270
J.C. Penney Co., Inc.	1,140	41,371
Liz Claiborne, Inc.	2,895	40,964
The Kroger Co.	2,000	57,740
Wal-Mart Stores, Inc.	2,110	118,582
		355,757
Semiconductors &
Components—4.2%
Analog Devices, Inc.	900	28,593
Flextronics International, Ltd. (a)	5,000	47,000
Intel Corp.	4,000	85,920
		161,513
Description	Shares	Value
Technology—2.2%
eBay, Inc. (a)	700	$19,131
International Business Machines Corp.	555	65,784
		84,915
Technology Hardware—2.8%
Cisco Systems, Inc. (a)	2,170	50,474
Dell, Inc. (a)	2,710	59,295
		109,769
Telecommunications—1.9%
Verizon Communications, Inc.	2,080	73,632
Total Common Stocks
(Identified cost $4,195,707)		3,804,896
Total Investments—98.7%
(Identified cost $4,195,707) (b)		$3,804,896
Cash and Other Assets in Excess
of Liabilities—1.3%		50,266
Net Assets—100.0%		$3,855,162

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
June 30, 2008 (unaudited)

Description	Shares	Value
Lazard Retirement U.S. Small Cap Equity Portfolio
Common Stocks—91.4%
Automotive—1.0%
ArvinMeritor, Inc.	45,400	$566,592
Banking—5.2%
Bank of the Ozarks, Inc.	36,300	539,418
Prosperity Bancshares, Inc.	23,100	617,463
Sterling Bancshares, Inc.	30,200	274,518
Texas Capital Bancshares, Inc. (a)	54,700	875,200
Wintrust Financial Corp.	22,500	536,625
		2,843,224
Chemicals—3.3%
Headwaters, Inc. (a)	43,000	506,110
Hercules, Inc.	20,800	352,144
Polypore International, Inc. (a)	19,400	491,402
Rockwood Holdings, Inc. (a)	13,300	462,840
		1,812,496
Commercial Services—4.3%
Consolidated Graphics, Inc. (a)	9,100	448,357
ValueClick, Inc. (a)	40,000	606,000
Waste Connections, Inc. (a)	16,300	520,459
Watson Wyatt Worldwide, Inc.,
Class A	14,200	751,038
		2,325,854
Computer Software—3.3%
Secure Computing Corp. (a)	217,900	902,106
United Online, Inc.	89,800	900,694
		1,802,800
Construction & Engineering—2.3%
Dycom Industries, Inc. (a)	54,900	797,148
EMCOR Group, Inc. (a)	16,100	459,333
		1,256,481
Consumer Products—1.1%
Polaris Industries, Inc.	15,000	605,700
Drugs—0.5%
Cubist Pharmaceuticals, Inc. (a)	13,900	248,254
Energy Exploration &
Production—4.4%
Goodrich Petroleum Corp. (a)	10,600	878,952
Rex Energy Corp. (a)	21,200	559,680
TXCO Resources, Inc. (a)	79,562	935,649
		2,374,281
Description	Shares	Value
Energy Integrated—2.0%
Alpha Natural Resources, Inc. (a)	3,300	$344,157
Foundation Coal Holdings, Inc.	8,100	717,498
		1,061,655
Energy Services—5.1%
Atwood Oceanics, Inc. (a)	2,700	335,718
Dril-Quip, Inc. (a)	5,900	371,700
Flotek Industries, Inc. (a)	22,400	461,888
Oceaneering International, Inc. (a)	6,000	462,300
Trico Marine Services, Inc. (a)	15,500	564,510
W-H Energy Services, Inc. (a)	5,700	545,718
		2,741,834
Financial Services—3.0%
Duff & Phelps Corp., Class A	31,700	524,952
Waddell & Reed Financial, Inc.	32,200	1,127,322
		1,652,274
Gas Utilities—0.6%
South Jersey Industries, Inc.	8,000	298,880
Health Services—8.7%
Air Methods Corp. (a)	21,500	537,500
Emergency Medical Services Corp.,
Class A (a)	32,400	733,212
Five Star Quality Care, Inc. (a)	79,500	376,035
Gentiva Health Services, Inc. (a)	21,300	405,765
inVentiv Health, Inc. (a)	19,000	528,010
Kendle International, Inc. (a)	16,500	599,445
Magellan Health Services, Inc. (a)	12,200	451,766
Skilled Healthcare Group, Inc.,
Class A (a)	57,700	774,334
Varian, Inc. (a)	5,700	291,042
		4,697,109
Housing—1.8%
Beacon Roofing Supply, Inc. (a)	50,400	534,744
Watsco, Inc.	10,200	426,360
		961,104
Insurance—2.1%
Flagstone Reinsurance Holdings, Ltd. .	31,700	373,743
Max Capital Group, Ltd.	36,400	776,412
		1,150,155
Leisure & Entertainment—3.4%
Bally Technologies, Inc. (a)	13,100	442,780
Entravision Communications Corp.,
Class A (a)	65,449	263,105
Red Robin Gourmet Burgers, Inc. (a)	12,800	355,072
Ruby Tuesday, Inc.	74,600	402,840
Texas Roadhouse, Inc. (a)	44,300	397,371
		1,861,168

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
June 30, 2008 (unaudited)

Description	Shares	Value
Lazard Retirement U.S. Small Cap Equity Portfolio
(concluded)
Manufacturing—9.7%
Altra Holdings, Inc. (a)	29,000	$487,490
Colfax Corp. (a)	14,400	361,296
Kaman Corp.	28,800	655,488
Kennametal, Inc.	12,900	419,895
Knoll, Inc.	23,900	290,385
Olympic Steel, Inc.	7,500	569,400
RBC Bearings, Inc. (a)	10,200	339,864
Regal-Beloit Corp.	17,300	730,925
Stanley, Inc. (a)	15,500	519,560
The Middleby Corp. (a)	20,300	891,373
		5,265,676
Medical Products—3.6%
American Medical Systems
Holdings, Inc. (a)	33,000	493,350
PSS World Medical, Inc. (a)	39,400	642,220
Symmetry Medical, Inc. (a)	49,300	799,646
		1,935,216
Metals & Mining—1.7%
Haynes International, Inc. (a)	9,900	569,745
Schnitzer Steel Industries, Inc.,
Class A	3,000	343,800
		913,545
Real Estate—3.1%
Digital Realty Trust, Inc. REIT	15,800	646,378
LaSalle Hotel Properties REIT	20,800	522,704
Mid-America Apartment
Communities, Inc. REIT	10,500	535,920
		1,705,002
Retail—3.4%
Brown Shoe Co., Inc.	43,500	589,425
Iconix Brand Group, Inc. (a)	70,500	851,640
Pacific Sunwear of California, Inc. (a) .	47,200	402,616
		1,843,681
Semiconductors &
Components—8.9%
CPI International, Inc. (a)	53,200	654,360
Diodes, Inc. (a)	10,500	290,220
Integrated Device Technology, Inc. (a) .	67,500	670,950
Microsemi Corp. (a)	31,500	793,170
Description	Shares	Value
ON Semiconductor Corp. (a)	91,900	$842,723
Plexus Corp. (a)	24,400	675,392
Smart Modular Technologies
(WWH), Inc. (a)	39,300	150,519
TTM Technologies, Inc. (a)	59,000	779,390
		4,856,724
Technology—1.5%
SRA International, Inc., Class A (a)	35,300	792,838
Technology Hardware—4.0%
Brightpoint, Inc. (a)	55,000	401,500
FEI Co. (a)	14,600	332,588
Foundry Networks, Inc. (a)	24,200	286,044
Houston Wire & Cable Co.	21,200	421,880
Hughes Communications, Inc. (a)	14,800	726,532
		2,168,544
Telecommunications—3.4%
Alaska Communications Systems
Group, Inc.	65,000	776,100
NTELOS Holdings Corp.	24,200	613,954
PAETEC Holding Corp. (a)	75,300	478,155
		1,868,209
Total Common Stocks
(Identified cost $53,999,257)		49,609,296

	Principal
	Amount
	(000)
Repurchase Agreement—11.7%
State Street Bank and Trust Co.,
1.05%, 07/01/08
(Dated 06/30/08, collateralized by
$6,570,000 United States Treasury
Bill, 0.00%, 12/11/08, with a value
of $6,507,585)
Proceeds of $6,377,186
(Identified cost $6,377,000)	$6,377	6,377,000
Total Investments—103.1%
(Identified cost $60,376,257) (b)		$55,986,296
Liabilities in Excess of Cash and
Other Assets—(3.1)%		(1,696,574)
Net Assets—100.0%		$54,289,722

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
June 30, 2008 (unaudited)

Description	Shares	Value
Lazard Retirement International Equity Portfolio
Common Stocks—94.4%
Argentina—1.6%
Tenaris SA ADR	80,400	$5,989,800
Belgium—0.9%
InBev NV	45,043	3,126,066
Canada—2.3%
Telus Corp.	199,300	8,378,926
Finland—1.8%
Nokia Oyj	273,800	6,677,502
France—12.0%
Axa	120,523	3,578,828
BNP Paribas	45,700	4,140,142
Gaz de France	162,600	10,450,154
Groupe Danone	72,900	5,119,076
Sanofi-Aventis	96,480	6,445,246
Total SA	166,872	14,240,063
Total France		43,973,509
Germany—10.1%
Adidas AG	84,695	5,348,593
Allianz SE	28,100	4,950,688
Daimler AG	90,500	5,596,922
E.ON AG	60,300	12,166,484
Siemens AG	81,638	9,064,291
Total Germany		37,126,978
Greece—1.7%
National Bank of Greece SA	65,172	2,936,702
OPAP SA	99,187	3,463,741
Total Greece		6,400,443
Ireland—1.4%
CRH PLC	174,947	5,150,831
Italy—3.7%
Eni SpA	282,295	10,533,694
UniCredit SpA	485,072	2,968,970
Total Italy		13,502,664
Japan—15.0%
Canon, Inc.	64,800	3,331,996
Daito Trust Construction Co., Ltd.	139,500	6,765,786
East Japan Railway Co.	597	4,863,257
Hoya Corp.	111,500	2,577,883
Inpex Holdings, Inc.	362	4,568,253
Japan Tobacco, Inc.	1,365	5,823,280
JSR Corp.	145,800	2,897,189
Mitsubishi Corp.	108,100	3,563,121
Nidec Corp.	70,800	4,713,999
Description	Shares	Value
Sumitomo Mitsui Financial Group, Inc.	596	$4,484,664
T&D Holdings, Inc.	86,950	5,347,116
Takeda Pharmaceutical Co., Ltd.	53,600	2,725,809
The Sumitomo Trust and
Banking Co., Ltd.	483,300	3,377,206
Total Japan		55,039,559
Netherlands—1.4%
Heineken NV	61,360	3,132,042
TNT NV	60,150	2,056,954
Total Netherlands		5,188,996
Norway—1.0%
Telenor ASA	192,500	3,620,808
Russia—0.7%
Globaltrans Investment PLC
Sponsored GDR (a), (c)	148,400	2,418,920
Singapore—3.0%
DBS Group Holdings, Ltd.	281,000	3,895,234
Singapore Telecommunications, Ltd.	2,620,200	6,971,536
Total Singapore		10,866,770
South Korea—1.0%
Kookmin Bank Sponsored ADR	62,200	3,639,322
Spain—1.3%
Banco Santander SA	266,660	4,899,569
Sweden—0.9%
Telefonaktiebolaget LM Ericsson,
B Shares	302,260	3,151,862
Switzerland—12.4%
Nestle SA	273,440	12,355,725
Novartis AG	274,500	15,114,899
Roche Holding AG	46,100	8,303,460
Swisscom AG	10,630	3,545,761
UBS AG (a)	153,700	3,225,812
Zurich Financial Services AG	12,200	3,122,999
Total Switzerland		45,668,656
Turkey—0.6%
Turkcell Iletisim Hizmetleri AS ADR	148,736	2,164,109
United Kingdom—21.6%
BAE Systems PLC	1,047,500	9,232,595
BP PLC	775,418	9,008,389
British American Tobacco PLC	97,870	3,390,047
Diageo PLC	353,406	6,504,327
GlaxoSmithKline PLC	253,000	5,608,829
HSBC Holdings PLC	208,800	3,226,330
Imperial Tobacco Group PLC	201,620	7,513,874
Lloyds TSB Group PLC	410,700	2,542,098

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
June 30, 2008 (unaudited)

Description	Shares	Value
Lazard Retirement International Equity Portfolio
(concluded)
National Grid PLC	240,223	$3,160,413
Old Mutual PLC	1,846,057	3,412,319
Prudential PLC	416,800	4,424,981
Reckitt Benckiser Group PLC	64,500	3,269,670
Tesco PLC	704,600	5,182,967
Unilever PLC	188,400	5,362,528
Vodafone Group PLC	2,490,766	7,399,675
Total United Kingdom		79,239,042
Total Common Stocks
(Identified cost $345,073,758)		346,224,332
	Principal
	Amount
Description	(000)	Value
Repurchase Agreement—3.4%
State Street Bank and Trust Co.,
1.05%, 07/01/08
(Dated 06/30/08, collateralized by
$12,900,000 United States Treasury
Bill, 0.00%, 12/11/08, with a value
of $12,777,450)
Proceeds of $12,525,365
(Identified cost $12,525,000)	$12,525	$12,525,000
Total Investments—97.8%
(Identified cost $357,598,758) (b)		$358,749,332
Cash and Other Assets in Excess
of Liabilities—2.2%		8,219,864
Net Assets—100.0%		$366,969,196

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
June 30, 2008 (unaudited)

Description	Shares	Value
Lazard Retirement Emerging Markets Equity Portfolio
Common Stocks—87.1%
Argentina—3.5%
Tenaris SA ADR	198,500	$14,788,250
Bahrain—0.5%
Investcorp Bank BSC GDR	39,804	1,015,002
Investcorp Bank BSC GDR (c)	41,584	1,060,392
Total Bahrain		2,075,394
Brazil—9.3%
Banco do Brasil SA	496,600	8,100,611
Companhia de Concessoes
Rodoviarias	150,600	2,977,053
Empresa Brasileira de Aeronautica
SA ADR	150,900	3,998,850
Iochpe Maxion SA	159,366	3,032,040
JHSF Participacoes SA	917,300	4,589,075
Redecard SA	550,957	10,650,713
Souza Cruz SA	219,411	6,254,808
Total Brazil		39,603,150
China—0.2%
Shougang Concord International
Enterprises Co., Ltd.	2,502,000	818,250
Egypt—3.6%
Eastern Tobacco	61,024	3,694,092
Egyptian Company for Mobile
Services	139,427	4,357,037
Orascom Construction Industries	61,099	4,202,471
Orascom Telecom Holding SAE	247,732	3,202,652
Total Egypt		15,456,252
Hungary—0.6%
OTP Bank Nyrt (a)	58,200	2,435,633
India—7.2%
Grasim Industries, Ltd.	61,723	2,653,982
Hero Honda Motors, Ltd.	239,306	3,809,985
Hindustan Unilever, Ltd.	143,378	686,148
Oil and Natural Gas Corp., Ltd.	536,685	10,028,931
Punjab National Bank, Ltd.	370,040	3,199,416
Satyam Computer Services, Ltd.	813,562	8,284,056
State Bank of India	77,766	2,000,859
Total India		30,663,377
Indonesia—4.7%
PT Astra International Tbk	3,098,000	6,468,167
PT Bank Mandiri Tbk	18,236,000	5,142,473
PT Telekomunikasi Indonesia Tbk
Sponsored ADR	250,500	8,078,625
Description	Shares	Value
PT United Tractors Tbk	108,900	$143,507
Total Indonesia		19,832,772
Israel—3.8%
Bank Hapoalim BM	1,621,475	7,164,038
Delek Automotive Systems, Ltd.	91,500	1,462,360
Israel Chemicals, Ltd.	324,212	7,554,454
Total Israel		16,180,852
Malaysia—1.6%
British American Tobacco Malaysia
Berhad	300,000	4,062,739
PLUS Expressways Berhad	3,169,100	2,512,003
Total Malaysia		6,574,742
Mexico—6.3%
Cemex SAB de CV Sponsored
ADR (a)	238,527	5,891,617
Desarrolladora Homex SA de CV
ADR (a)	114,090	6,683,392
Fomento Economico Mexicano
SAB de CV Sponsored ADR	98,500	4,482,735
Grupo Televisa SA Sponsored ADR	231,616	5,470,770
Kimberly-Clark de Mexico
SAB de CV, Series A	1,012,900	4,125,025
Total Mexico		26,653,539
Philippines—2.1%
Philippine Long Distance
Telephone Co. Sponsored ADR	167,000	8,921,140
Russia—5.5%
Eurasia Drilling Co., Ltd. GDR (c)	133,700	3,469,515
Evraz Group SA GDR	34,550	4,025,075
Mobile TeleSystems Sponsored ADR .	128,600	9,852,046
Oriflame Cosmetics SA SDR	93,819	6,036,557
Total Russia		23,383,193
Singapore—0.8%
Cosco Corp. (Singapore), Ltd. ADR	307,500	3,567,000
South Africa—14.3%
Aquarius Platinum, Ltd.	381,004	6,112,960
Eqstra Holdings, Ltd.	281,865	451,776
Imperial Holdings, Ltd. (a)	589,565	3,971,846
Kumba Iron Ore, Ltd.	228,975	9,211,638
Massmart Holdings, Ltd.	563,300	4,438,775
Murray & Roberts Holdings, Ltd.	306,688	3,407,253
Naspers, Ltd., N Shares	259,240	5,661,563
Nedbank Group, Ltd.	526,074	6,177,842
Pretoria Portland Cement Co., Ltd.	1,716,029	6,287,723
Sanlam, Ltd.	2,324,092	4,927,194
Steinhoff International Holdings, Ltd.	1,983,362	4,032,583

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (concluded)
June 30, 2008 (unaudited)

Description	Shares	Value
Lazard Retirement Emerging Markets Equity Portfolio
(concluded)
Truworths International, Ltd.	2,070,154	$6,067,693
Total South Africa		60,748,846
South Korea—13.8%
Amorepacific Corp.	4,869	3,016,215
GS Engineering & Construction Corp.	37,820	4,139,754
Hite Brewery Co., Ltd.	40,142	4,463,570
Kookmin Bank	261,824	15,468,403
Samsung Electronics Co., Ltd.
GDR (c)	41,276	12,166,101
Shinhan Financial Group Co., Ltd.	252,612	11,422,540
Woongjin Coway Co., Ltd.	264,224	7,754,579
Total South Korea		58,431,162
Taiwan—5.2%
Advanced Semiconductor
Engineering, Inc.	3,146,000	2,829,565
Advantech Co., Ltd.	924,801	2,376,519
Hon Hai Precision Industry Co., Ltd. . 1,131,807		5,574,577
Novatek Microelectronics Corp., Ltd.	1,198,258	3,481,908
Taiwan Semiconductor
Manufacturing Co., Ltd.	3,555,540	7,614,078
Total Taiwan		21,876,647
Turkey—4.1%
Ford Otomotiv Sanayi AS	319,575	2,285,103
Turkcell Iletisim Hizmetleri AS	1,526,687	8,733,194
Turkiye Is Bankasi, C Shares	1,896,352	6,198,748
Total Turkey		17,217,045
Total Common Stocks
(Identified cost $389,961,477)		369,227,244
Description	Shares	Value
Preferred Stocks—6.9%
Brazil—6.9%
AES Tiete SA	408,478	$4,306,206
Companhia Energetica de
Minas Gerais	154,931	3,757,543
Companhia Vale do Rio Doce,
A Shares	221,300	6,584,748
Klabin SA	1,247,300	4,660,549
Suzano Papel e Celulose SA	338,456	5,482,941
Tam SA Sponsored ADR	235,900	4,510,408
Total Brazil		29,302,395
Total Preferred Stocks
(Identified cost $26,389,821)		29,302,395

	Principal
	Amount
	(000)
Repurchase Agreement—5.9%
State Street Bank and Trust Co.,
1.05%, 07/01/08
(Dated 06/30/08, collateralized by
$25,915,000 United States Treasury
Bill, 0.00%, 12/11/08, with a value
of $25,668,808)
Proceeds of $25,165,734
(Identified cost $25,165,000)	$25,165	25,165,000
Total Investments—99.9%
(Identified cost $441,516,298) (b)		$423,694,639
Cash and Other Assets in Excess
of Liabilities—0.1%		521,689

Net Assets—100.0%		$424,216,328

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Notes to Portfolios of Investments
June 30, 2008 (unaudited)
(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

		Aggregate	Aggregate	Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	Depreciation	(Depreciation)
Retirement U.S. Strategic Equity	$4,195,707	$210,660	$601,471	$(390,811)
Retirement U.S. Small Cap Equity	60,376,257	4,184,225	8,574,186	(4,389,961)
Retirement International Equity	357,598,758	27,886,590	26,736,016	1,150,574
Retirement Emerging Markets Equity	441,516,298	33,302,864	51,124,523	(17,821,659)

(c)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2008, these securities amounted to 0.7% and 3.9% of net assets of Lazard Retirement International Equity Portfolio and Lazard Retirement Emerging Markets Equity Portfolio, respectively, and are considered to be liquid.

Security Abbreviations:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Notes to Portfolios of Investments (concluded)
June 30, 2008 (unaudited)

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:

		Lazard
	Lazard	Retirement
	Retirement	Emerging
	International	Markets
	Equity	Equity
	Portfolio	Portfolio
Industry
Agriculture	—%	1.8%
Alcohol & Tobacco	8.1	4.3
Automotive	1.5	3.0
Banking	9.2	13.2
Cable Television	—	1.3
Chemicals	0.8	—
Commercial Services	1.0	0.3
Construction & Engineering	—	2.7
Consumer Products	0.9	5.1
Drugs	10.4	—
Electric	4.2	1.9
Energy Exploration & Production	1.3	2.4
Energy Integrated	9.2	0.8
Energy Services	1.6	3.5
Financial Services	2.5	7.0
Food & Beverages	6.2	1.1
Forest & Paper Products	—	3.4
Gas Utilities	2.9	—
Housing	3.2	5.1
Insurance	5.8	—
Leisure & Entertainment	0.9	1.3
Manufacturing	5.0	2.7
Metals & Mining	—	6.1
Real Estate	—	1.1
Retail	2.9	2.5
Semiconductors & Components	1.6	6.1
Technology	1.3	2.0
Technology Hardware	2.7	1.9
Telecommunications	8.7	10.1
Transportation	2.5	3.3
Subtotal	94.4	94.0
Repurchase Agreements	3.4	5.9
Total Investments	97.8%	99.9%

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Assets and Liabilities
June 30, 2008 (unaudited)
	Lazard	Lazard	Lazard	Lazard
	Retirement	Retirement	Retirement	Retirement
	U.S. Strategic	U.S. Small Cap	International	Emerging
	Equity	Equity	Equity	Markets Equity
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments in securities, at value	$3,804,896	$49,609,296	$346,224,332	$398,529,639
Repurchase agreements, at value	—	6,377,000	12,525,000	25,165,000
Cash	47,957	147	986	359
Foreign currency	—	—	370,762	1,404,636
Receivables for:
Investments sold	27,779	14,015	6,189,392	3,078,762
Capital stock sold	1,129	1,090	2,518,313	1,206,722
Dividends and interest	6,317	38,777	1,140,223	1,205,714
Amount due from Investment Manager (Note 3)	14,355	—	—	—
Total assets	3,902,433	56,040,325	368,969,008	430,590,832
LIABILITIES
Payables for:
Management fees	—	31,429	231,306	361,554
Accrued distribution fees	838	11,926	76,722	55,839
Accrued directors’ fees	53	682	4,187	4,596
Investments purchased	6,364	1,450,223	1,148,972	4,880,301
Capital stock redeemed	1,275	203,598	449,298	826,928
Other accrued expenses and payables	38,741	52,745	89,327	245,286
Total liabilities	47,271	1,750,603	1,999,812	6,374,504
Net assets	$3,855,162	$54,289,722	$366,969,196	$424,216,328
NET ASSETS
Paid in capital	$4,605,257	$63,093,053	$354,823,229	$395,291,171
Undistributed (Accumulated) net investment income (loss)	21,179	(64,747)	6,061,258	6,371,321
Accumulated undistributed net realized gain (loss)	(380,463)	(4,348,623)	4,910,882	40,365,028
Net unrealized appreciation (depreciation) on:
Investments	(390,811)	(4,389,961)	1,150,574	(17,821,659)
Foreign currency	—	—	23,253	10,467
Net assets	$3,855,162	$54,289,722	$366,969,196	$424,216,328
Service Shares
Net assets	$3,855,162	$54,289,722	$366,969,196	$269,521,738
Shares of capital stock outstanding*	422,216	5,974,644	31,500,209	11,433,561
Net asset value, offering and redemption price per share	$9.13	$9.09	$11.65	$23.57
Investor Shares
Net assets	—	—	—	$154,694,590
Shares of capital stock outstanding*	—	—	—	6,565,343
Net asset value, offering and redemption price per share	—	—	—	$23.56

Cost of investments in securities and repurchase agreements	$4,195,707	$60,376,257	$357,598,758	$441,516,298
Cost of foreign currency	$—	$—	$370,743	$1,404,476

*  $0.001 par value 1,300,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Operations
For the Six Months Ended June 30, 2008 (unaudited)
	Lazard	Lazard	Lazard	Lazard
	Retirement	Retirement	Retirement	Retirement
	U.S. Strategic	U.S. Small Cap	International	Emerging
	Equity	Equity	Equity	Markets Equity
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME (LOSS)
Income:
Dividends	$46,662	$254,800	$8,043,292	$8,996,946
Interest	917	27,927	136,211	210,503
Total investment income*	47,579	282,727	8,179,503	9,207,449
Expenses:
Management fees	15,840	208,479	1,385,437	2,013,833
Distribution fees (Service Shares)	5,280	69,493	461,812	321,596
Custodian fees	27,064	37,180	99,786	323,439
Administration fees	21,607	26,701	58,109	61,429
Professional services	15,845	19,836	42,387	43,767
Shareholders’ reports	1,203	7,166	45,147	42,262
Shareholders’ services	7,140	8,214	10,610	15,246
Directors’ fees and expenses	111	1,427	9,055	9,681
Other	1,056	1,949	7,126	7,679
Total gross expenses	95,146	380,445	2,119,469	2,838,932
Management fees waived and expenses reimbursed	(59,183)	(32,702)	—	—
Administration fees waived	(9,375)	—	—	—
Expense reductions	(188)	(269)	(1,224)	(715)
Total net expenses	26,400	347,474	2,118,245	2,838,217
Net investment income (loss)	21,179	(64,747)	6,061,258	6,369,232
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments**	(338,813)	(3,695,150)	3,997,634	26,774,267
Foreign currency	—	—	(242,880)	(427,927)
Net change in unrealized appreciation (depreciation) on:
Investments***	(169,041)	(1,949,282)	(60,760,981)	(70,329,365)
Foreign currency	—	—	31,076	12,770
Net realized and unrealized loss on investments and
foreign currency	(507,854)	(5,644,432)	(56,975,151)	(43,970,255)
Net decrease in net assets resulting from operations	$(486,675)	$(5,709,179)	$(50,913,893)	$(37,601,023)

* Net of foreign withholding taxes of	$—	$—	$859,806	$490,289
** Net of foreign capital gains taxes of	$—	$—	$ —	$231,441
*** Net change in unrealized foreign capital gains taxes of	$—	$—	$ —	$(138,272)

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Changes in Net Assets

	Lazard Retirement		Lazard Retirement
	U.S. Strategic Equity Portfolio		U.S. Small Cap Equity Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2008	December 31,	June 30, 2008	December 31,
	(unaudited)	2007	(unaudited)	2007
DECREASE IN NET ASSETS
Operations:
Net investment income (loss)	$21,179	$34,988	$(64,747)	$(130,111)
Net realized gain (loss) on investments	(338,813)	657,726	(3,695,150)	3,184,399
Net change in unrealized depreciation on investments	(169,041)	(724,373)	(1,949,282)	(7,786,424)
Net decrease in net assets resulting from operations.	(486,675)	(31,659)	(5,709,179)	(4,732,136)
Distributions to shareholders:
Service Shares
From net investment income	—	(66,265)	—	—
From net realized gains	—	(1,060,934)	—	(27,406,341)
Net decrease in net assets resulting from distributions	—	(1,127,199)	—	(27,406,341)
Capital stock transactions:
Service Shares
Net proceeds from sales	570,561	3,227,727	4,002,395	4,990,546
Net proceeds from reinvestment of distributions	—	1,127,199	—	27,406,341
Cost of shares redeemed.	(1,187,255)	(3,315,850)	(6,775,267)	(20,000,610)
Net increase (decrease) in net assets from capital
stock transactions	(616,694)	1,039,076	(2,772,872)	12,396,277
Total decrease in net assets	(1,103,369)	(119,782)	(8,482,051)	(19,742,200)
Net assets at beginning of period	4,958,531	5,078,313	62,771,773	82,513,973
Net assets at end of period*	$3,855,162	$4,958,531	$54,289,722	$62,771,773
*Includes undistributed (accumulated) net
investment income (loss) of	$21,179	$—	$(64,747)	$—

Shares issued and redeemed:
Service Shares
Shares outstanding at beginning of period	487,596	394,810	6,288,141	4,767,452
Shares sold	59,786	249,774	423,680	346,337
Shares issued to shareholders from reinvestment
of distributions	—	102,854	—	2,486,101
Shares redeemed	(125,166)	(259,842)	(737,177)	(1,311,749)
Net Shares (decrease)	(65,380)	92,786	(313,497)	1,520,689
Shares outstanding at end of period	422,216	487,596	5,974,644	6,288,141

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Changes in Net Assets (concluded)

	Lazard Retirement		Lazard Retirement
	International Equity Portfolio		Emerging Markets Equity Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2008	December 31,	June 30, 2008	December 31,
	(unaudited)	2007	(unaudited)	2007
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$6,061,258	$5,339,775	$6,369,232	$3,272,775
Net realized gain on investments and foreign currency	3,754,754	23,419,667	26,346,340	52,112,436
Net change in unrealized appreciation (depreciation)
on investments and foreign currency.	(60,729,905)	5,984,040	(70,316,595)	19,745,263
Net increase (decrease) in net assets resulting
from operations	(50,913,893)	34,743,482	(37,601,023)	75,130,474
Distributions to shareholders:
From net investment income
Service Shares.	—	(9,172,227)	—	(2,523,254)
Investor Shares	—	—	—	(1,979,539)
From net realized gains
Service Shares.	—	(61,136,587)	—	(33,691,565)
Investor Shares	—	—	—	(18,854,036)
Net decrease in net assets resulting from distributions	—	(70,308,814)	—	(57,048,394)
Capital stock transactions:
Net proceeds from sales
Service Shares.	70,674,798	119,450,817	71,530,198	110,857,192
Investor Shares	—	—	51,711,501	102,381,605
Net proceeds from reinvestment of distributions
Service Shares.	—	70,308,814	—	36,214,819
Investor Shares	—	—	—	20,833,575
Cost of shares redeemed
Service Shares.	(44,256,248)	(71,422,621)	(30,637,909)	(38,543,404)
Investor Shares	—	—	(27,981,855)	(23,945,455)
Net increase in net assets from capital stock transactions	26,418,550	118,337,010	64,621,935	207,798,332
Total increase (decrease) in net assets.	(24,495,343)	82,771,678	27,020,912	225,880,412
Net assets at beginning of period	391,464,539	308,692,861	397,195,416	171,315,004
Net assets at end of period*	$366,969,196	$391,464,539	$424,216,328	$397,195,416
*Includes undistributed net investment income of	$6,061,258	$—	$6,371,321	$2,089
Shares issued and redeemed:
Service Shares
Shares outstanding at beginning of period	29,327,972	20,736,302	9,815,695	5,698,332
Shares sold	5,793,823	8,137,946	2,879,002	4,182,759
Shares issued to shareholders from reinvestment
of distributions	—	5,296,772	—	1,430,241
Shares redeemed	(3,621,586)	(4,843,048)	(1,261,136)	(1,495,637)
Net increase	2,172,237	8,591,670	1,617,866	4,117,363
Shares outstanding at end of period	31,500,209	29,327,972	11,433,561	9,815,695
Investor Shares
Shares outstanding at beginning of period			5,685,568	1,849,829
Shares sold			2,050,731	3,957,260
Shares issued to shareholders from reinvestment
of distributions			—	823,861
Shares redeemed			(1,170,956)	(945,382)
Net increase			879,775	3,835,739
Shares outstanding at end of period			6,565,343	5,685,568

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:
LAZARD RETIREMENT U.S. STRATEGIC EQUITY PORTFOLIO

	Six Months
	Ended	Year Ended
Service Shares	6/30/08†	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of period	$10.17	$12.86	$11.02	$10.74	$9.67	$7.85
Income (loss) from investment operations:
Net investment income	0.05	0.07	0.09	0.08	0.08	0.06
Net realized and unrealized gain (loss)	(1.09)	(0.14)	1.83	0.28	1.05	1.82
Total from investment operations	(1.04)	(0.07)	1.92	0.36	1.13	1.88
Less distributions from:
Net investment income	—	(0.15)	(0.08)	(0.08)	(0.06)	(0.06)
Net realized gains	—	(2.47)	—	—	—	—
Total distributions	—	(2.62)	(0.08)	(0.08)	(0.06)	(0.06)
Net asset value, end of period	$9.13	$10.17	$12.86	$11.02	$10.74	$9.67
Total Return (a)	(10.23)%	(0.95)%	17.48%	3.38%	11.79%	24.01%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,855	$4,959	$5,078	$4,311	$4,883	$4,591
Ratios to average net assets:
Net expenses (c)	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Gross expenses (c)	4.51%	4.21%	4.45%	3.57%	3.58%	3.89%
Net investment income (c)	1.00%	0.62%	0.68%	0.59%	0.75%	0.73%
Portfolio turnover rate	31%	101%	102%	75%	59%	56%

LAZARD RETIREMENT U.S. SMALL CAP EQUITY PORTFOLIO

	Six Months
	Ended	Year Ended
Service Shares	6/30/08†	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of period	$9.98	$17.31	$16.31	$16.90	$14.71	$10.72
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.02)	(0.06)	(0.04)	— (b)	— (b)
Net realized and unrealized gain (loss)	(0.88)	(0.87)	2.49	0.69	2.19	3.99
Total from investment operations	(0.89)	(0.89)	2.43	0.65	2.19	3.99
Less distributions from:
Net realized gains	—	(6.44)	(1.43)	(1.24)	—	—
Total distributions	—	(6.44)	(1.43)	(1.24)	—	—
Net asset value, end of period	$9.09	$9.98	$17.31	$16.31	$16.90	$14.71
Total Return (a)	(8.92)%	(7.20)%	16.07%	3.99%	14.89%	37.22%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$54,290	$62,772	$82,514	$136,970	$110,982	$76,636
Ratios to average net assets:
Net expenses (c)	1.25%	1.25%	1.18%	1.22%	1.25%	1.25%
Gross expenses (c)	1.37%	1.33%	1.18%	1.22%	1.28%	1.37%
Net investment income (loss) (c)	(0.23)%	(0.17)%	(0.22)%	(0.26)%	(0.35)%	0.03%
Portfolio turnover rate	47%	102%	87%	93%	98%	78%

†	Unaudited.
(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfo- lio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Period of less than one year is not annualized.

(b)	Amount is less than $0.01 per share.
(c)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

	Six Months
	Ended	Year Ended
Service Shares	6/30/08†	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of period	$13.35	$14.89	$12.83	$11.88	$10.39	$8.11
Income (loss) from investment operations:
Net investment income	0.19	0.19	0.21	0.15	0.09	0.04
Net realized and unrealized gain (loss)	(1.89)	1.24	2.61	1.08	1.46	2.27
Total from investment operations	(1.70)	1.43	2.82	1.23	1.55	2.31
Less distributions from:
Net investment income	—	(0.37)	(0.15)	(0.11)	(0.06)	(0.03)
Net realized gains	—	(2.60)	(0.61)	(0.17)	—	—
Total distributions	—	(2.97)	(0.76)	(0.28)	(0.06)	(0.03)
Net asset value, end of period	$11.65	$13.35	$14.89	$12.83	$11.88	$10.39
Total Return (a)	(12.73)%	10.78%	22.53%	10.65%	14.98%	28.52%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$366,969	$391,465	$308,693	$266,437	$206,625	$130,443
Ratios to average net assets:
Net expenses (b)	1.15%	1.18%	1.19%	1.21%	1.25%	1.25%
Gross expenses (b)	1.15%	1.18%	1.19%	1.21%	1.29%	1.40%
Net investment income (b)	3.28%	1.60%	1.51%	1.45%	1.05%	1.25%
Portfolio turnover rate	21%	48%	75%	54%	53%	38%

†	Unaudited.
(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfo- lio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Period of less than one year is not annualized.

(b)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Financial Highlights (concluded)
Selected data for a share of capital stock outstanding throughout each period:
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

	Six Months
	Ended	Year Ended
Service Shares	6/30/08†	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of period	$25.64	$22.69	$18.81	$13.91	$10.73	$7.02
Income (loss) from investment operations:
Net investment income (a)	0.38	0.29	0.27	0.13	0.05	0.10
Net realized and unrealized gain (loss)	(2.45)	7.03	5.08	5.41	3.21	3.61
Total from investment operations	(2.07)	7.32	5.35	5.54	3.26	3.71
Less distributions from:
Net investment income	—	(0.30)	(0.10)	(0.05)	(0.08)	—	(c)
Net realized gains	—	(4.07)	(1.37)	(0.59)	—	—
Total distributions	—	(4.37)	(1.47)	(0.64)	(0.08)	—
Net asset value, end of period	$23.57	$25.64	$22.69	$18.81	$13.91	$10.73
Total Return (b)	(8.07)%	33.30%	29.95%	40.78%	30.59%	52.94%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$269,522	$251,665	$129,306	$82,812	$31,710	$15,937
Ratios to average net assets:
Net expenses (d)	1.50%	1.57%	1.60%	1.60%	1.60%	1.60%
Gross expenses (d)	1.50%	1.57%	1.69%	1.95%	2.36%	2.96%
Net investment income (d)	3.10%	1.12%	1.30%	1.39%	1.13%	1.69%
Portfolio turnover rate	22%	52%	48%	51%	43%	41%

	Six Months		For the Period
	Ended	Year Ended	5/1/06* to
Investor Shares	6/30/08†	12/31/07	12/31/06
Net asset value, beginning of period	$25.60	$22.71	$22.13
Income (loss) from investment operations:
Net investment income (a)	0.40	0.35	0.19
Net realized and unrealized gain (loss)	(2.44)	7.04	1.88
Total from investment operations	(2.04)	7.39	2.07
Less distributions from:
Net investment income	—	(0.43)	(0.12)
Net realized gains	—	(4.07)	(1.37)
Total distributions	—	(4.50)	(1.49)
Net asset value, end of period	$23.56	$25.60	$22.71
Total Return (b)	(7.97)%	33.63%	10.64%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$154,695	$145,530	$42,009
Ratios to average net assets:
Net expenses (d)	1.25%	1.32%	1.35%
Gross expenses (d)	1.25%	1.32%	1.54%
Net investment income (d)	3.27%	1.34%	1.38%
Portfolio turnover rate	22%	52%	48%

†	Unaudited.
*	The inception date for Investor Shares was May 1, 2006.
(a)	Beginning with the fiscal year ended 12/31/06, net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Perfor- mance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Periods of less than one year are not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Notes to Financial Statements
June 30, 2008 (unaudited)

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of twelve no-load portfolios (each referred to as a “Portfolio”), which are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Fund may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. Currently, only the following four Portfolios, each of which is “diversified”, as defined in the Act, are offered: Lazard Retirement U.S. Strategic Equity Portfolio (formerly Lazard Retirement Equity Portfolio) (“U.S. Strategic Equity Portfolio”), Lazard Retirement U.S. Small Cap Equity Portfolio (formerly Lazard Retirement Small Cap Portfolio) (“U.S. Small Cap Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”) and Lazard Retirement Emerging Markets Equity Portfolio (formerly Lazard Retirement Emerging Markets Portfolio) (“Emerging Markets Equity Portfolio”). Each of the other eight Portfolios had not commenced operations as of June 30, 2008.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NAS-DAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on for-

eign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). The Valuation Committee of Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) and a wholly-owned subsidiary of Lazard Frères & Co. LLC, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes

Lazard Retirement Series, Inc.
Notes to Financial Statements (continued)
June 30, 2008 (unaudited)

possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Foreign Currency Translation—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2007, the Fund had no unused realized capital loss carryforwards.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2007, U.S. Strategic Equity Portfolio elected to defer net capital losses of $3,016 arising between November 1, 2007 and December 31, 2007.

(f) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions and wash sales. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Service Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(i) Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administrative and Distribution Agreements

The Fund, on behalf of the Portolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly,

Lazard Retirement Series, Inc.
Notes to Financial Statements (continued)
June 30, 2008 (unaudited)

at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate
U.S. Strategic Equity	0.75%
U.S. Small Cap Equity	0.75
International Equity	0.75
Emerging Markets Equity	1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Service Shares	Investor Shares
U.S Strategic Equity	1.25%	N/A
U.S. Small Cap Equity	1.25	N/A
International Equity	1.25	N/A
Emerging Markets Equity	1.60	1.35%

During the period ended June 30, 2008, the Investment Manager waived its management fee and reimbursed the following Portfolios for other expenses as follows:

Portfolio	Service Shares
U.S. Strategic Equity	$59,183
U.S. Small Cap Equity	32,702

The Fund has entered into an administrative agreement with State Street Bank and Trust Company (“State Street”) to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of its fee annually for the U.S. Strategic Equity Portfolio until the Portfolio’s net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio, and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, cer-

tain financial institutions, securities dealers and other industry professionals for providing these services.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager (the “Independent Directors”) an annual aggregate fee of $60,000, plus $4,000 per meeting attended in person ($1,500 per meeting attended by telephone) for the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and is reimbursed for travel and other out of pocket expenses for attending Board and committee meetings. The Independent Directors also are paid $1,000 for each committee, subcommittee or other special meetings not held in conjunction with a Board meeting, as specifically authorized by the Board and held in connection with delegated Fund business. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2008 were as follows:

Portfolio	Purchases	Sales
U.S. Strategic Equity	$1,305,531	$1,883,862
U.S. Small Cap Equity	24,832,702	31,233,449
International Equity	103,523,533	74,764,465
Emerging Markets Equity	154,703,425	85,147,609

For the period ended June 30, 2008, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Foreign Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. A Portfolio’s investments in emerging markets are exposed to additional volatility. A Portfolio’s performance will be influenced by

Lazard Retirement Series, Inc.
Notes to Financial Statements (concluded)
June 30, 2008 (unaudited)

political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

7. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective Janu-ary 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. SFAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

  Level 1—quoted prices in active markets for identical investments

  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, pre- payment speeds, credit risk, etc.)

  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following tables summarize the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

	U.S. Strategic	U.S. Small Cap
	Equity Portfolio	Equity Portfolio
	Investments	Investments
Level	in Securities	in Securities
Level 1	$3,804,896	$49,609,296
Level 2	—	6,377,000
Level 3	—	—
Total	$3,804,896	$55,986,296

	International	Emerging Markets
	Equity Portfolio	Equity Portfolio
	Investments	Investments
Level	in Securities	in Securities
Level 1	$346,224,332	$398,529,639
Level 2	12,525,000	25,165,000
Level 3	—	—
Total	$358,749,332	$423,694,639

There were no investments in securities characterized as Level 3 on June 30, 2008.

8. Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), which is effective for fiscal years beginning after Novem-ber 15, 2008 and interim periods within those fiscal years. SFAS 161 is intended to improve financial reporting for derivative instruments and hedging activities by requiring enhanced disclosure that enables investors to better understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position. The Investment Manager is currently assessing the impact that SFAS 161 will have on the Fund’s financial statements and related disclosures upon adoption.

Lazard Retirement Series, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years
Address(1)	(Since) and Term(2)	and Other Directorships Held(2)

Non-Interested Directors:

Kenneth S. Davidson (63)	Director	President, Davidson Capital Management Corporation; President,
	(April 1997)	Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board,
Bridgehampton Chamber Music Festival; Trustee, American Friends of the
National Gallery, London

Nancy A. Eckl (45)	Director	Former Vice President, Trust Investments, American Beacon Advisers, Inc.
	(May 2007)	(“American Beacon”) and Vice President of certain funds advised by Ameri-
can Beacon; Trustee, College Retirement Equities Fund; Trustee, TIAA-CREF
Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account
VA-1

Lester Z. Lieberman (78)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey; Director,
	(April 1997)	Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory
Trustee, New Jersey Medical School; Director, Public Health Research Insti-
tute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey
Performing Arts Center

Leon M. Pollack (67)	Director	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi
	(August 2006)	University

Richard Reiss, Jr. (64)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director,
	(April 1997)	O’Charley’s, Inc., a restaurant chain

Robert M. Solmson (60)	Director	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and
	(September 2004)	Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co.,
Inc.; Former Director, Independent Bank, Memphis

Interested Directors(3):

Charles Carroll (47)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the Investment Manager
President and Director
(June 2004)

Ashish Bhutani (48)	Director	Chief Executive Officer of the Investment Manager
(July 2005)

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of 20 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, LLC, a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager. Each Director serves an indefinite term, until his or her successor is elected.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-887-4929.

Lazard Retirement Series, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) with the Fund
Address(1)	(Since) and Term(2)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (35)	Vice President	Managing Director and General Counsel of the Investment Manager
and Secretary
(April 2002)

Stephen St. Clair (49)	Treasurer	Vice President of the Investment Manager
(May 2003)

Brian Kawakami (58)	Chief Compliance	Senior Vice President and Chief Compliance Officer of the Investment
	Officer	Manager; Chief Compliance Officer at INVESCO, from July 2002 to April
	(August 2006)	2006

Brian D. Simon (46)	Assistant Secretary	Director of the Investment Manager
(November 2002)

David A. Kurzweil (34)	Assistant Secretary	Senior Vice President of the Investment Manager
(April 2005)

Cesar A. Trelles (33)	Assistant Treasurer	Fund Administration Manager of the Investment Manager; Manager for
	(December 2004)	Mutual Fund Finance Group at UBS Global Asset Management, from August
1998 to August 2004

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

Lazard Retirement Series, Inc.
Other Information
(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At the meeting of the Fund’s Board held on December 17, 2007, the Board considered the approval of new Management Agreements between the Fund, on behalf of three new portfolios of the Fund, Lazard Retirement U.S. Small Cap Equity Value Portfolio (the “Retirement Small Cap Value Portfolio”), Lazard Retirement Global Equity Income Portfolio (the “Retirement Global Equity Income Portfolio”) and Lazard Retirement Capital Allocator Opportunistic Strategies Portfolio (the “Retirement Capital Allocator Portfolio,” and collectively with the Retirement Small Cap Value Portfolio and the Retirement Global Equity Income Portfolio, the “New Portfolios”), and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

At the Board meeting, representatives of the Investment Manager gave a presentation to the Board about the nature, extent and quality of services that the Investment Manager intends to provide to the Fund’s New Portfolios, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 17 funds comprised approximately $9 billion of the approximately $128 billion of total assets under the management of the Investment Manager and its global affiliates). The representatives of the Investment Manager noted that the Investment Manager is intended to provide realized benefits to the New Portfolios through substantial investment in the Investment Manager’s global investment advisory business, including technology and operational support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, business reputation, financial condition and experience. The Directors agreed that the New Portfolios were expected to benefit from the extensive services of the Investment Manager’s global platforms, and that such services would be greater than those typically provided to a $9 billion fund complex. The representatives of the Investment Manager reviewed the New Portfolio’s distribution channels and the relationships the Investment Manager has with various intermediaries and the different needs of each.

Representatives of the Investment Manager discussed the nature, extent and quality of the services that would be provided by the Investment Manager to each New Portfolio. The Directors considered the various services to be provided by the Investment Manager to each New Portfolio and considered the Investment Manager’s research and portfolio management capabilities and that the Investment Manager also provides oversight of day-to-day operations of the Fund and would provide oversight for the New Portfolios, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s extensive administrative, accounting and compliance infrastructure and agreed that the New Portfolios were expected to benefit from the extensive services of the Investment Manager’s global platforms, and that such services would be greater than those typically provided to a fund if it were not managed by a large, global firm such as the Investment Manager.

Lazard Retirement Series, Inc.
Other Information (continued)
(unaudited)

Comparative Performance and Fees and Expenses

Performance. Representatives of the Investment Manager gave a presentation at a special Board meeting in November 2007 on the strategies to be employed for each New Portfolio and the New Portfolio’s portfolio management team, including professional biographies for the proposed portfolio managers. The Directors considered the performance of a composite of accounts managed by the portfolio managers in similar strategies to those contemplated for each New Portfolio, noting that the composites had achieved attractive performance.

Advisory Fees and Expenses. Representatives of the Investment Manager reviewed the advisory fee and anticipated expense ratio for each New Portfolio and the comparisons provided by Lipper, an independent provider of investment company data. Lipper compared projected expenses and contractual advisory fees for portfolios of The Lazard Funds, Inc. (another registered investment company selling directly to retail and institutional investors and through financial intermediaries and that has the same Board as the Fund) that were substantively identical, from an investment and fee perspective, to each New Portfolio (the “LFI Portfolios”) to a comparison group for the LFI Portfolios chosen by Lipper, noting the assumptions used in the comparisons. The Investment Manager representatives noted that the contractual management fee for the Retirement Small Cap Value Portfolio was at or near the median of the Lipper group, with the total expense ratio somewhat above the median. With respect to the Retirement Global Equity Income Portfolio, the Investment Manager representatives noted that the contractual management fee was approximately at the median of the Lipper group (for Open shares) and above the Lipper group median (for Institutional shares) and that the total expense ratio was above the median. The Investment Manager representatives noted that the contractual management fee for the Retirement Capital Allocator Portfolio was slightly above the median of the Lipper group and that the total expense ratio was below (for Open shares) and above (for Institutional shares) the Lipper group median. Given the start-up nature of the New Portfolios, the Investment Manager representatives noted, and the Directors considered, that the Investment Manager would waive advisory fees and/or reimburse expenses to achieve competitive expense ratios.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted discussions regarding considerations of profitability and economies of scale in respect of the Fund’s existing Portfolios and noted that because the New Portfolios are newly formed, have not commenced operations, and the eventual aggregate amount of each New Portfolio’s assets was uncertain, the Investment Manager was not able to provide the Board with specific information concerning the cost of services to be provided to the New Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolios and the extent to which economies of scale would be realized as the New Portfolios grow and whether fee levels would reflect such economies of scale, if any. The Board determined that it would revisit this issue no later than when it next reviewed the investment advisory fee in connection with renewal of the Management Agreements. The Directors also considered potential benefits to the Investment Manager and its affiliates from acting as investment adviser to the New Portfolios and referred to previous discussion of soft dollar arrangements with respect to portfolio transactions.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of Management Agreements with respect to the New Portfolios. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, especially including the benefits of advisory and research services associated with a $128 billion global asset management business.

  The Board was satisfied with the resources the Investment Manager was to devote to management of the New Portfolios.

  The Board concluded that each New Portfolio’s fee to be paid to the Investment Manager was reasonable in light of the services to be provided and comparative expense and advisory fee information and anticipated benefits to be derived by the Investment Manager from the relationship with the New Portfolio.

Lazard Retirement Series, Inc.
Other Information (concluded)
(unaudited)

  The Board recognized that economies of scale may be realized as the assets of a New Portfolio increase. The Board determined they would seek to share material economies of scale with the New Portfolio.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for each New Portfolio was in the best interests of the New Portfolio and its shareholders.

Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-887-4929
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-887-4929

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
800-887-4929

www.LazardNet.com

© 2008 Lazard Asset Management LLC

6/08 LZDPS010

ITEM 2.  CODE OF ETHICS.

     Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

     Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant's most recent shareholder meeting, which is available at www.sec.gov.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)      The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 4, 2008

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 4, 2008